UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

CBL & ASSOCIATES PROPERTIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500
Chattanooga, Tennessee		37421-6000
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 855-0001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value, with associated Stock Purchase Rights	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

(a)
The information set forth below in Item 5.03 of this report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)
On February 15, 2023 and effective immediately, the Board of Directors of CBL & Associates Properties, Inc. (herein the “Company” or “CBL”), pursuant to the recommendation of the Board’s Nominating/Corporate Governance Committee as part of its periodic review of corporate governance matters and in connection with new Securities and Exchange Commission (“SEC”) rules regarding the use of “universal” proxy cards in contested elections, approved certain amendments to Sections 2.7, 3.2 and 3.5 of the of the Company’s Fourth Amended and Restated Bylaws (the “Bylaws”). These amendments (collectively, the “Amendment”), among other things:
•
update the procedural mechanics and disclosure requirements in connection with shareholder nominations of directors and submissions of proposals, including to address rules related to the use of “universal” proxy cards under SEC Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by clarifying that no person may solicit proxies in support of a director nominee other than the Board’s nominees unless such person has complied with SEC Rule 14a-19, including applicable notice and solicitation requirements;
•
add a requirement, in connection with the foregoing, that a shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of their nominees from the holders of at least 67% of the voting power of the Company’s outstanding stock entitled to vote in the election of directors, and deliver reasonable evidence of compliance with the requirements of SEC Rule 14a-19 at least eight (8) business days prior to the applicable meeting;
•
require that a shareholder soliciting proxies from other shareholders on any matter use a proxy card color other than white;
•
clarify the procedures to be followed in connection with any voluntary resignation by a director of the Company; and
•
make certain other technical and conforming revisions and clarifications.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment to the Company’s Fourth Amended and Restated Bylaws, which is attached as an exhibit to this report and is incorporated by reference herein. The Board of Directors also authorized the senior officers of the Company to prepare and file a restatement of the Bylaws (which will be designated the Fifth Amended and Restated Bylaws of the Company) to incorporate the changes made in the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

Exhibit Number	Description
3.1	Amendment, dated February 15, 2023, to Fourth Amended and Restated Bylaws of CBL & Associates Properties, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date:	February 21, 2023	By:	/s/ Jeffery V. Curry
Jeffery V. Curry Chief Legal Officer and Secretary